Exhibit 99.8(a)

                                                                EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of April 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), American Home Mortgage Corp., as seller (the "Seller"), American Home Mortgage Servicing, Inc., as servicer (the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-6AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

         WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Mortgage Loan Sale And Servicing Agreement, dated as of January 1, 2006 (the "January Purchase Agreement), and a certain Amended and Restated Purchase Price and Terms Letter, dated as of February 21, 2006, (the "Terms Letter," together with the January Purchase Agreement and as further amended or modified to the date hereof, the "Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreements and the Servicer has agreed to service such Mortgage Loans; and, in connection with the transfer of the Mortgage Loans hereunder, the Seller and Servicer agree that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the January Purchase Agreement;

         WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

         WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1. Assignment and Assumption

         (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

                MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

         (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on


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behalf of the Trust, hereby accepts such assignment from the Depositor (the
"Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

         (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

         2. Recognition of Trustee

         (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

         (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in
Section 28 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

         (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the "Pooling and Servicing Agreement") for the Morgan Stanley Mortgage Loan Trust 2006-6AR, Mortgage Pass-Through Certificates, Series 2006-6AR, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.



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         3. Representations and Warranties

         (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

         (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

         (c) Each of the Depositor, MSMCI, Seller and Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Sections 7.01 and 7.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

         4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

                  Wells Fargo Bank, National Association
                  ABA Number:  121-000-248
                  Account Name:  Corporate Trust Clearing
                  Account number:  3970771416
                  For further credit to: 50913800, MSM 2006-6AR

         The Servicer shall deliver all reports required to be delivered to the Purchaser under the Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2006-6AR
                  Office Number:  (410) 884-2000
                  Telecopier: (410) 715-2380



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         5. Amendments to the Agreement

         The parties to this Assignment hereby agree to amend the Agreement as follows with respect to the Specified Mortgage Loans:

               (a) "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

               (b) The definition of "Servicing Fee Rate" in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

                    "Servicing Fee Rate: With respect to each Mortgage Loan, 0.375% per annum."

               (c) The last paragraph of Subsection 11.01 of the Agreement is hereby deleted in its entirety.

               (d) Subsection 11.14(b) is hereby amended and restated as follows:

                    "all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.14 and Subsection 11.16, plus"

               (e) Subsection 11.16(i) is hereby amended and restated as follows:

                    "(i) for any Mortgage Loan and on any Remittance Date that the distribution of all Liquidation Proceeds, REO Proceeds and other payments or recoveries, (including Insurance Proceeds and Condemnation Proceeds) occurs with respect to such Mortgage Loan, or"

               (f) Subsection 11.22 of the Agreement shall be inapplicable.

               (g) Subsection 13.01(a) of the Agreement is hereby amended and restated in its entirety as follows:

                    "(a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one
                    (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;"

               (h) Subsection 13.01(b) of the Agreement is hereby amended and restated in its entirety as follows:

                    "(b) failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of sixty (60) days (or, in the case of the officer's certificate or the annual assessment of servicing compliance or the annual independent public accountants' servicing report required under Subsection 34.04 or Subsection 34.05, or the certification required under clause (iv) of Subsection 34.05, five (5) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;"



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


               (i) The last sentence of Subsection 14.02 of the Agreement is hereby amended and restated in its entirety as follows:

                    "The termination fee provided for in this Subsection 14.02 shall be paid by the Purchaser within ten (10) Business Days of any such termination without cause by the Purchaser."

               (j) Subsection 34.03(d) of the Agreement is hereby amended and restated in its entirety as follows:

                    "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser in writing of (A) any material litigation or governmental proceedings pending against the Servicer, any Subservicer or any Third-Party Originator that would be material to a security holder,
                    (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any applicable Reconstitution Agreement related thereto, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any applicable Reconstitution Agreement related thereto and (ii) provide to the Purchaser a description of such proceedings, affiliations or relationships."

               (k) Subsection 34.03(f) of the Agreement is hereby amended and restated in its entirety as follows:

                    "(f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                        (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                        (ii) material breaches of pool asset representations or warranties or transaction covenants
                        (Item 1121(a)(12) of Regulation AB); and



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                        (iii) information regarding new asset-backed securities
                        issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

               (l) The following paragraph is hereby incorporated into the Agreement as new Subsection 34.03 (g):

                    "(g) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."

               (m) Subsections 34.05(a)(iii) and 34.05(a)(iv) is hereby replaced in their entirety with the following:

                    "(iii) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Subsection 34.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser an assessment of compliance and accountants' attestation as and when provided in paragraphs (ii) and
                    (iii) of this Section; and

                    (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iv) above, to the Purchaser and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
                    2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the company, in the form attached hereto as Exhibit 16. In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto."

               (n) The last paragraph of Subsection 34.05 is hereby amended and restated in its entirety as follows:

                    "The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans."

               (o) The third sentence of Subsection 34.06(a) is hereby amended and restated in its entirety as follows:



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                    "The Servicer shall cause any Subservicer used by the
                    Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Subsections 34.02, 34.03(c), (e),
                    (f) and (g), 34.04, 34.05 and 34.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Subsection 34.03(d) of this Agreement."

               (p) Subsection 34.06 (b) of the Agreement is hereby amended and restated in its entirety as follows:

                    "It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

                    As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser to comply with the provisions of Subsections 34.03(f), 34.03(g), 34.05 and 34.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Subsection 34.05, in each case as and when required to be delivered."

               (q) Subsection 34.07(a) of the Agreement is hereby amended and restated in its entirety as follows:

                    "(a) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, each sponsor and issuing entity; each Person (including, but not limited to any Master Servicer) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other



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                    costs, fees and expenses that any of them may sustain
                    arising out of or based upon:

                        (i)(A) any untrue statement of a material fact contained or alleged to be contained in any written information, written report, certification, accountants' letter or other material provided under
                        Section 34 by or on behalf of the Servicer, or provided under Section 34 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                        (ii) any breach by the Servicer of its obligations under this Section 34, including particularly any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under Sections 34.03, 34.04 and 34.05, including any failure by the Servicer to identify pursuant to Subsection 34.06(a) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                        (iii) any breach by the Servicer of a representation or warranty set forth in Subsection 34.03(g) or in a writing furnished pursuant to Subsection 34.03(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 34.03(h) to the extent made as of a date subsequent to such closing date; or

                        (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Section 34.

                    If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

                    In the case of any failure of performance described in clause (b)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for



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                    execution of a certification pursuant to Rule 13a-14(d) or
                    Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

                    This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

               (r) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 34.07(b)(i) of the Agreement:

                    "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

               (s) The following paragraph is hereby incorporated into the Agreement as new Section 35:

                    "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 12.01 and 34.05, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

               (t) Exhibit 9 to the Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Assignment as Exhibit II.

               (u) Exhibit 16 to the Agreement is hereby replaced in its entirety with Exhibit A-1 attached to this Assignment.

               (v) Exhibit 17 to the Agreement is hereby replaced in its entirety with Exhibit B-1 attached to this Assignment.

               (w) The Agreement is hereby modified to require that the Servicer shall also provide each notice or delivery required by
               Section 302 of the Sarbanes-Oxley Act of 2002 or Regulation AB to any Master Servicer that the Servicer is obligated to provide to the Purchaser, and each assessment, certification or other document required to be addressed to the Purchaser pursuant to Section 34 of the Sale and Servicing Agreement shall be addressed to the Purchaser and the Master Servicer.

               (x) Written notice provided to the Purchaser and any Master Servicer in compliance with Sections 34.03(d), (e) or (f) of the Sale and Servicing Agreement shall be substantially in the form of Exhibit C to this Assignment.

         6. Indemnification

         The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and



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Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

         7. Continuing Effect

         Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

         8. Governing Law

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         9. Notices

         Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Master Servicer, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

         In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-6AR


         With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-6AR



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         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-6AR

         In the case of the Seller:

                  American Home Mortgage Corp.
                  538 Broadhollow Road
                  Melville, NY 11747
                  Attention: General Counsel

              with a copy to:

                  Alan B. Horn, General Counsel
                  American Home Mortgage Corp.
                  538 Broadhollow Road
                  Melville, NY  11747

         In the case of the Servicer:

                  David Friedman
                  American Home Mortgage Servicing, Inc.
                  4600 Regent Blvd, Suite 200
                  Irving, TX  75063

              with a copy to:

                  Alan Horn, General Counsel
                  American Home Mortgage Servicing, Inc.
                  538 Broadhollow Road
                  Melville, NY  11747

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

         10. Ratification

         Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

         11. Counterparts

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         12. Definitions

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                  MORGAN STANLEY MORTGAGE CAPITAL INC.


                                  By:  /s/  Valerie Kay
                                     --------------------------------
                                     Name:  Valerie Kay
                                     Title: VP

                                  MORGAN STANLEY CAPITAL I INC.


                                  By:  /s/  Valerie Kay
                                     --------------------------------
                                     Name:  Valerie Kay
                                     Title: VP

                                  AMERICAN HOME MORTGAGE CORP.


                                  By:  /s/  Alan B. Horn
                                     --------------------------------
                                     Name:  Alan B. Horn
                                     Title: EVP, General Counsel and
                                            Secretary

                                  AMERICAN HOME MORTGAGE SERVICING, INC.


                                  By:  /s/  Alan B. Horn
                                     --------------------------------
                                     Name:  Alan B. Horn
                                     Title: EVP, General Counsel and
                                            Secretary

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By:  /s/  Patricia Russo
   --------------------------------
   Name:  Patricia Russo
   Title: VP

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-6AR


By: /s/ Christopher Lewis
----------------------------------
Name:   Christopher Lewis
Title:  Assistant VP

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting

---------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                   Description                               Decimal      Format Comment

---------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.  This
                             may be different than the LOAN_NBR
---------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan by the originator.
---------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                   Servicer Client Number
---------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR            Contains a unique number as assigned by an external
                             servicer to identify a group of loans in their system.
---------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME          First Name of the Borrower.
---------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME           Last name of the borrower.
---------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                 Street Name and Number of Property
---------------------------------------------------------------------------------------------------------------------------
PROP_STATE                   The state where the  property located.
---------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                     Zip code where the property is located.
---------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next payment is due to the                      MM/DD/YYYY
                             servicer at the end of processing cycle, as reported by
                             Servicer.
---------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE        The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE      The chapter under which the bankruptcy was filed.
---------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR          The case number assigned by the court to the bankruptcy
                             filing.
---------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE       The payment due date once the bankruptcy has been approved                   MM/DD/YYYY
                             by the courts
---------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                             Dismissal, Discharged and/or a Motion For Relief Was
                             Granted.
---------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                The Type Of Loss Mitigation Approved For A Loan Such As;
---------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                             instructions to begin foreclosure proceedings.
---------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE             Notice of 1st legal filed by an Attorney in a Foreclosure                    MM/DD/YYYY
                             Action
---------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE             The actual date of the foreclosure sale.                                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT              The amount a property sold for at the foreclosure sale.             2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE          The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE      The date the court revokes legal possession of the property                  MM/DD/YYYY
                             from the borrower.
---------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                   The price at which an REO property is marketed.                     2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
LIST_DATE                    The date an REO property is listed at a particular price.                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                    The dollar value of an offer for an REO property.                   2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME              The date an offer is received by DA Admin or by the                          MM/DD/YYYY
                             Servicer.
---------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE             The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE      Actual Date Of REO Sale                                                      MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                Classification of how the property is occupied.
---------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE          A code that indicates the condition of the property.
---------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE         The date a  property inspection is performed.                                MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE               The date the appraisal was done.                                             MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                 The current "as is" value of the property based on brokers         2
                             price opinion or appraisal.
---------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL            The amount the property would be worth if repairs are               2
                             completed pursuant to a broker's price opinion or appraisal.
---------------------------------------------------------------------------------------------------------------------------
If applicable:
---------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE           FNMA Code Describing Status of Loan
---------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE           The circumstances which caused a borrower to stop paying on
                             a loan.   Code indicates the reason why the loan is in
                             default for this cycle.
---------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE          Date Mortgage Insurance Claim Was Filed With Mortgage                        MM/DD/YYYY
                             Insurance Company.
---------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                 Amount of Mortgage Insurance Claim Filed                                     No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE           Date Mortgage Insurance Company Disbursed Claim Payment                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID            Amount Mortgage Insurance Company Paid On Claim                     2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE        Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT               Amount of Claim Filed With Pool Insurance Company                   2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

POOL_CLAIM_PAID_DATE         Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                             Insurer
---------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID          Amount Paid On Claim By Pool Insurance Company                      2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                   2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                    2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                                  2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                    2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                             MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                             MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                            2        No commas(,) or
                                                                                                          dollar signs ($)
---------------------------------------------------------------------------------------------------------------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
        o        ASUM-   Approved Assumption
        o        BAP-    Borrower Assistance Program
        o        CO-     Charge Off
        o        DIL-    Deed-in-Lieu
        o        FFA-    Formal Forbearance Agreement
        o        MOD-    Loan Modification
        o        PRE-    Pre-Sale
        o        SS-     Short Sale
        o        MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

        o        Mortgagor
        o        Tenant
        o        Unknown
        o        Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o        Damaged
        o        Excellent
        o        Fair
        o        Gone
        o        Good
        o        Poor
        o        Special Hazard
        o        Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

           -------------------------------------------------------------------
           Delinquency Code        Delinquency Description
           -------------------------------------------------------------------
           001                     FNMA-Death of principal mortgagor
           -------------------------------------------------------------------
           002                     FNMA-Illness of principal mortgagor
           -------------------------------------------------------------------
           003                     FNMA-Illness of mortgagor's family member
           -------------------------------------------------------------------
           004                     FNMA-Death of mortgagor's family member
           -------------------------------------------------------------------
           005                     FNMA-Marital difficulties
           -------------------------------------------------------------------
           006                     FNMA-Curtailment of income
           -------------------------------------------------------------------
           007                     FNMA-Excessive Obligation
           -------------------------------------------------------------------
           008                     FNMA-Abandonment of property
           -------------------------------------------------------------------

           -------------------------------------------------------------------
           009                     FNMA-Distant employee transfer
           -------------------------------------------------------------------
           011                     FNMA-Property problem
           -------------------------------------------------------------------
           012                     FNMA-Inability to sell property
           -------------------------------------------------------------------
           013                     FNMA-Inability to rent property
           -------------------------------------------------------------------
           014                     FNMA-Military Service
           -------------------------------------------------------------------
           015                     FNMA-Other
           -------------------------------------------------------------------
           016                     FNMA-Unemployment
           -------------------------------------------------------------------
           017                     FNMA-Business failure
           -------------------------------------------------------------------
           019                     FNMA-Casualty loss
           -------------------------------------------------------------------
           022                     FNMA-Energy environment costs
           -------------------------------------------------------------------
           023                     FNMA-Servicing problems
           -------------------------------------------------------------------
           026                     FNMA-Payment adjustment
           -------------------------------------------------------------------
           027                     FNMA-Payment dispute
           -------------------------------------------------------------------
           029                     FNMA-Transfer of ownership pending
           -------------------------------------------------------------------
           030                     FNMA-Fraud
           -------------------------------------------------------------------
           031                     FNMA-Unable to contact borrower
           -------------------------------------------------------------------
           INC                     FNMA-Incarceration
           -------------------------------------------------------------------



The FNMA Delinquent Status Code field should show the Status of Default as follows:

           -------------------------------------------------------------------
                 Status Code        Status Description
           -------------------------------------------------------------------
                     09             Forbearance
           -------------------------------------------------------------------
                     17             Pre-foreclosure Sale Closing Plan Accepted
           -------------------------------------------------------------------
                     24             Government Seizure
           -------------------------------------------------------------------
                     26             Refinance
           -------------------------------------------------------------------
                     27             Assumption
           -------------------------------------------------------------------
                     28             Modification
           -------------------------------------------------------------------
                     29             Charge-Off
           -------------------------------------------------------------------
                     30             Third Party Sale
           -------------------------------------------------------------------
                     31             Probate
           -------------------------------------------------------------------
                     32             Military Indulgence
           -------------------------------------------------------------------
                     43             Foreclosure Started
           -------------------------------------------------------------------
                     44             Deed-in-Lieu Started
           -------------------------------------------------------------------
                     49             Assignment Completed
           -------------------------------------------------------------------
                     61             Second Lien Considerations
           -------------------------------------------------------------------
                     62             Veteran's Affairs-No Bid
           -------------------------------------------------------------------
                     63             Veteran's Affairs-Refund
           -------------------------------------------------------------------
                     64             Veteran's Affairs-Buydown
           -------------------------------------------------------------------
                     65             Chapter 7 Bankruptcy
           -------------------------------------------------------------------
                     66             Chapter 11 Bankruptcy
           -------------------------------------------------------------------
                     67             Chapter 13 Bankruptcy
           -------------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


----------------------------------------------------------------------------------------------------------------------------------
Column Name              Description                                    Decimal     Format Comment                           Max
                                                                                                                             Size
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a               Text up to 10 digits                       20
                         group of loans.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by               Text up to 10 digits                       10
                         the investor.
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the                  Text up to 10 digits                       10
                         Servicer.  This may be different than the
                         LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file.                 Maximum length of 30 (Last, First)         30
                         It is not separated by first and last name.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled           2      No commas(,) or dollar signs ($)           11
                         interest payment that a borrower is expected
                         to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the           4      Max length of 6                             6
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service       4      Max length of 6                             6
                         fee rate as reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as               4      Max length of 6                             6
                         reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as             2      No commas(,) or dollar signs ($)           11
                         reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by          2      No commas(,) or dollar signs ($)           11
                         the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the                4      Max length of 6                             6
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate        4      Max length of 6                             6
                         a forecasted rate.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at          2      No commas(,) or dollar signs ($)           11
                         the beginning of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------





ACTL_END_PRIN_BAL        The borrower's actual principal balance at          2      No commas(,) or dollar signs ($)           11
                         the end of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that               MM/DD/YYYY                                 10
                         the borrower's next payment is due to the
                         Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.         2      No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the                   MM/DD/YYYY                                 10
                         first curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first               2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.        2      No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the                   MM/DD/YYYY                                 10
                         second curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second              2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.         2      No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the                   MM/DD/YYYY                                 10
                         third curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third               2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by       2      No commas(,) or dollar signs ($)           11
                         the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the                   MM/DD/YYYY                                 10
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to                     Action Code Key: 15=Bankruptcy,             2
                         indicate the default/delinquent status of a                30=Foreclosure, , 60=PIF,
                         particular loan.                                           63=Substitution, 65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as            2      No commas(,) or dollar signs ($)           11
                         reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------





SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if        2      No commas(,) or dollar signs ($)           11
                         applicable.
----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if                 2      No commas(,) or dollar signs ($)           11
                         applicable.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss,       2      No commas(,) or dollar signs ($)           11
                         if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount          2      No commas(,) or dollar signs ($)           11
                         due at the beginning of the cycle date to be
                         passed through to investors.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to              2      No commas(,) or dollar signs ($)           11
                         investors at the end of a processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by       2      No commas(,) or dollar signs ($)           11
                         the Servicer for the current cycle -- only
                         applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the        2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current cycle as
                         reported by the Servicer -- only applicable
                         for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the        2      No commas(,) or dollar signs ($)           11
                         Servicer for the current reporting cycle --
                         only applicable for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the           2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current reporting
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower         2      No commas(,) or dollar signs ($)           11
                         prepays on his loan as reported by the
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan          2      No commas(,) or dollar signs ($)           11
                         waived by the servicer.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------




MOD_DATE                 The Effective Payment Date of the                          MM/DD/YYYY                                 10
                         Modification for the loan.
----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                     Varchar - value can be alpha or numeric    30
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and               2      No commas(,) or dollar signs ($)           11
                         interest advances made by Servicer.
----------------------------------------------------------------------------------------------------------------------------------


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
     (y)

     (z) The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     -------------------------------------

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:
           * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
          * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
          * Other expenses - copies of corporate advance history showing all payments
          *    REO repairs > $1500 require explanation
          *    REO repairs >$3000 require evidence of at least 2 bids.
          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
          * Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.
     (aa) Credits:
          --------

     14-21. Complete as applicable.  Required documentation:
          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
          *    Copy of EOB for any MI or gov't guarantee
          *    All other credits need to be clearly defined on the 332 form
        22. The total of lines 14 through 21.

          Please Note: For HUD/VA loans, use line (18a) for Part A/Initial ------------ proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------
          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

     Prepared by:  __________________              Date:  _______________
     Phone:  ______________________   Email Address:_____________________



----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------

     WELLS FARGO BANK, N.A. Loan No._____________________________

     Borrower's Name: ____________________________________________________
     Property Address: ___________________________________________________


     Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

     Was this loan granted a Bankruptcy deficiency or cramdown                    Yes           No
     If "Yes", provide deficiency or cramdown amount ________________________________________________



     Liquidation and Acquisition Expenses:
     (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ________________(1)
     (2)  Interest accrued at Net Rate                               ________________(2)
     (3)  Accrued Servicing Fees                                     ________________(3)
     (4)  Attorney's Fees                                            ________________(4)
     (5)  Taxes (see page 2)                                         ________________(5)
     (6)  Property Maintenance                                               ________________
         (6)
     (7)  MI/Hazard Insurance Premiums (see page 2)                  ________________(7)
     (8)  Utility Expenses                                           ________________(8)
     (9)  Appraisal/BPO                                              ________________(9)
     (10) Property Inspections                                               ________________
         (10)
     (11) FC Costs/Other Legal Expenses                             ________________(11)
     (12) Other (itemize)                                           ________________(12)
              Cash for Keys__________________________               ________________(12)
              HOA/Condo Fees_______________________                 ________________(12)
              ______________________________________                ________________(12)

              Total Expenses                                       $ _______________(13)
     Credits:
     (14) Escrow Balance                                           $ _______________(14)
     (15) HIP Refund                                                        ________________
         (15)




     (16) Rental Receipts                                            ________________ (16)
     (17) Hazard Loss Proceeds                                              ________________
        (17)
     (18) Primary Mortgage Insurance / Gov't Insurance                      ________________
        (18a) HUD Part A
                                                                     ________________   (18b)
     HUD Part B
     (19) Pool Insurance Proceeds                                           ________________
         (19)
     (20) Proceeds from Sale of Acquired Property                           ________________
         (20)
     (21) Other (itemize)                                            ________________ (21)
          _________________________________________                  ________________ (21)

          Total Credits                                             $________________(22)
     Total Realized Loss (or Amount of Gain)                        $________________(23)


Escrow Disbursement Detail



----------------------------------------------------------------------------------------------------------------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


                                  EXHIBIT A-1
                         FORM OF ANNUAL CERTIFICATION

    Re:  The [          ] agreement dated as of [ ], 200[ ] (the "Agreement"),
         among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia
Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

   (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

   (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

   (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

   (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

   (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                  EXH. A-1-1

                               Date:
                                      ---------------------------------------


                               By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                  EXH. A-1-2

                                  EXHIBIT B-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                           General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any performance or               X
                       other triggers and events of default in accordance with the transaction
1122(d)(1)(i)          agreements.
----------------------------------------------------------------------------------------------------------------------

                       If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's
1122(d)(1)(ii)         performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------

                       Any requirements in the transaction agreements to maintain a back-up
1122(d)(1)(iii)        servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------

                       A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance
1122(d)(1)(iv)         with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                          Cash Collection and Administration

----------------------------------------------------------------------------------------------------------------------

                       Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified
1122(d)(2)(i)          in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                       Disbursements made via wire transfer on behalf of an obligor or to an              X
1122(d)(2)(ii)         investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------

                       Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction
1122(d)(2)(iii)        agreements.
----------------------------------------------------------------------------------------------------------------------

                       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
1122(d)(2)(iv)         forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                  EXH. B-1-1



----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                       Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
1122(d)(2)(v)          Exchange Act.
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------

                       Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                       agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
1122(d)(2)(vii)
----------------------------------------------------------------------------------------------------------------------

                                          Investor Remittances and Reporting

----------------------------------------------------------------------------------------------------------------------
                       Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and
                       applicable Commission requirements.   Specifically, such reports (A) are
                       prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
1122(d)(3)(i)
----------------------------------------------------------------------------------------------------------------------

                       Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the
1122(d)(3)(ii)         transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                       Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
1122(d)(3)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                       Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
1122(d)(3)(iv)         statements.
----------------------------------------------------------------------------------------------------------------------


                                  EXH. B-1-2



----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
                       Collateral or security on mortgage loans is maintained as required by              X
1122(d)(4)(i)          the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------

                       Mortgage loan and related documents are safeguarded as required by the             X
1122(d)(4)(ii)         transaction agreements
----------------------------------------------------------------------------------------------------------------------

                       Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements
1122(d)(4)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                       Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
1122(d)(4)(iv)
----------------------------------------------------------------------------------------------------------------------

                       The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(v)
----------------------------------------------------------------------------------------------------------------------

                       Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction
1122(d)(4)(vi)         agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------

                       Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(vii)
----------------------------------------------------------------------------------------------------------------------

                       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(viii)
----------------------------------------------------------------------------------------------------------------------


                                  EXH. B-1-3



----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                       Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan
1122( d)( 4 )(ix)      documents.
----------------------------------------------------------------------------------------------------------------------

                       Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
1122( d)( 4 )(x)
----------------------------------------------------------------------------------------------------------------------

                       Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122( d)( 4 )(xi)
----------------------------------------------------------------------------------------------------------------------

                       Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xii)
----------------------------------------------------------------------------------------------------------------------

                       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or
1122(d)(4)(xiii)       such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                       Delinquencies, charge-offs and uncollectible accounts are recognized and           X
1122(d)(4)(xiv)        recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                       Any external enhancement or other support, identified in Item 1114(a)(1)
                       through (3) or Item 1115 of Regulation AB, is maintained as set forth in
1122(d)(4)(xv)         the transaction agreements.
----------------------------------------------------------------------------------------------------------------------



                                  EXH. B-1-4

                                   [AMERICAN HOME] [NAME OF SUBSERVICER]


                                   Date:
                                         ------------------------------------



                                   By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                  EXH. B-1-5

                                   EXHIBIT C


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-6AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section [34.03(d)][34.03(e)][34.03(g)] of the Sale and Servicing Agreement, dated as of January 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, American Home Mortgage Corp., Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                        [NAME OF PARTY]

                                        as [role]


                                        By: __________________________

                                            Name:

                                            Title:


                                   EXH. C-1